UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Registrant has updated its written investor presentation materials. A copy of the Registrant’s presentation materials, appearing as Exhibit 99.1, is furnished and not filed.

Item 9.01 Financial Statements and Exhibits.

99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By: /s/ Arthur H. Miller
Arthur H. Miller
Executive Vice President

Dated: November 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials